UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

 Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On October 30, 2024, Global Payments Inc. (the "Company" or "Global Payments") issued a press release announcing its financial results for the quarter ended September 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference.

The information being furnished pursuant to Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.    Other Events

Sale of AdvancedMD, Inc.

On October 30, 2024, the Company announced that it had entered into a Purchase Agreement (the "Agreement") to sell AdvancedMD, Inc., a wholly owned subsidiary of the Company and provider of cloud-based software as a service solutions to small-to-medium sized ambulatory physician practices in the United States ("AMD"), to an affiliate of Francisco Partners Management, L.P. ("FP"). Pursuant to the Agreement and subject to the satisfaction or waiver of customary closing conditions specified therein, the Company will sell AMD to FP for a total purchase price of $1.125 billion. The closing of the transaction is expected to occur in the fourth quarter of 2024, subject to the receipt of required regulatory clearance and other customary closing conditions.

Accelerated Share Repurchase Program

On October 30, 2024, the Company announced it has entered into an accelerated share repurchase ("ASR") program to repurchase an aggregate of $600 million of the Company’s shares of common stock as part of the Company’s previously announced, board-approved share repurchase program. Approximately five million shares of the Company’s common stock to be repurchased under the ASR will be received by the Company on October 31, 2024. The total number of shares that the Company will repurchase under the ASR will generally be based on the average of the daily volume-weighted average prices of the Company’s common stock during the repurchase period, less a discount and subject to adjustments pursuant to the terms of the ASR. Final settlement of the ASR is expected to occur no later than December 31, 2024.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Global Payments Inc., containing financial information for the quarter ended September 30, 2024, dated October 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Forward Looking Statements
This communication contains certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding Global Payments, including, but not limited to, statements about the strategic rationale and benefits of the proposed sale of AdvancedMD, Inc. to Francisco Partners Management, L.P. (the "Proposed Transaction"). Statements can generally be identified as forward-looking because they include words such as "believes," "anticipates," "expects," "intends," "plan," "forecast," "could," "should," "will," "would," or words of similar meaning. These forward-looking statements are based on Global Payments’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Global Payments’ control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Global Payments’ ability to complete the Proposed Transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing any necessary regulatory approvals and the satisfaction of other closing conditions to consummate the Proposed Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Proposed Transaction; failure to realize the expected benefits of the Proposed Transaction; significant transaction costs and/or unknown or inestimable liabilities; disruptions from the Proposed Transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the diversion of management’s attention from ongoing business operations; effects relating to the announcement of the Proposed Transaction or any further announcements or the consummation of the Proposed Transaction on the market price of Global Payments’ common stock; the risk of potential stockholder litigation associated with the Potential Transaction, including resulting expense or delay; and other risks and uncertainties affecting Global Payments, including those described from time to time under the caption “Risk Factors” and elsewhere in Global Payments’ Securities and Exchange Commission ("SEC") filings and reports, including Global Payments’ Annual Report on Form 10-K for the year ended December 31, 2023 and its other SEC filings and reports. Moreover, other risks and uncertainties of which Global Payments is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Global Payments cautions investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements.
These cautionary statements qualify all of our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. While we may elect to update or revise forward-looking statements at some time in the future, we specifically disclaim any obligation to publicly release the results of any revisions to our forward-looking statements, except as required by law.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	October 30, 2024	By: /s/ Joshua J. Whipple
Joshua J. Whipple
Chief Financial Officer